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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest event reported):  July 1, 1996



                                  IMMUNEX CORPORATION
             (Exact name of each registrant as specified in its charter)


                                       WASHINGTON
                    (State or other jurisdiction of incorporation)


                                         0-12406
                               (Commission File Number)


                                        51-0346580
                          (IRS Employer Identification No.)

                       51 UNIVERSITY STREET, SEATTLE, WA  98101
                (Address of principal executive offices and zip code)

                                    (206) 587-0430
                 (Registrant's telephone number, including area code)

                                         NONE
            (Former name or former address, if changed since last report)

                           Exhibit Index appears on page 6.

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 ITEM 5.  OTHER EVENTS

    On July 17, 1996, the Board of Directors of Immunex Corporation ("Immunex") approved the terms of revised and amended research agreements among Immunex, American Cyanamid Company ("Cyanamid") and American Home Products Corporation ("AHP") relating to oncology products and tumor necrosis factor receptor ("TNFR"). Following such approval, Immunex, Cyanamid and AHP entered into a new Research Agreement effective July 1, 1996, which terminates and replaces the Research and Development Agreement between Immunex and Cyanamid dated as of June 1, 1993. Immunex and AHP also (i) entered into a new TNFR License and Development Agreement effective as of July 1, 1996, and (ii) amended the Immunex New Oncology Product License Agreement between Immunex and Cyanamid dated
June 1, 1993 effective as of July 1, 1996 (the "INOP Amendment").

    Under the terms of the new and amended agreements, Immunex retains North American marketing rights to TNFR and those oncology products resulting from its own research. AHP retains ex-North American rights to oncology products discovered by Immunex. Immunex's 1996 funding commitment to support oncology research and development at AHP will decrease from a $26 million to a $16 million annual rate, plus shared expenses of collaborative development. Immunex's obligation to contribute to AHP oncology discovery research will continue at this level in subsequent years, with certain annual adjustments.

    Immunex's rights with respect to AHP oncology products are converted into an option to obtain North American marketing rights to oncology products arising from certain discovery research activities conducted by the Wyeth-Ayerst Research Division ("Wyeth") of AHP that are supported by Immunex contributions. Immunex's product rights do not extend to any products resulting from third party collaborations of AHP, products or technology acquired by AHP from third parties, or certain non-small molecule products developed by AHP.

    The option held by Immunex will be exercisable for a period of 90 days following receipt by Immunex of notice from Wyeth that a product has been selected by Wyeth for preclinical and clinical development, together with certain relevant information concerning such product. If Immunex exercises its option, the parties will negotiate and develop the terms of a product license and development agreement under which Immunex will be granted exclusive marketing rights in the United States and Canada. If Immunex elects not to exercise its option, all rights in the product will revert to Wyeth and AHP without further obligations of any kind on Immunex. Immunex will also be entitled to discontinue its support of the development process at certain decision events coordinated with the product development cycle. If its decision to discontinue development occurs following the completion of Phase II or Phase III studies, Immunex will be entitled to a

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royalty or revenue sharing if AHP continues to develop the product or licenses the product to a third party in North America.

    Under the terms of the INOP Amendment, Immunex will provide notice to Cyanamid if an Immunex product is selected by Immunex for preclinical and clinical development, together with certain relevant information concerning such product. Following receipt of such notice and information, Cyanamid will have 90 days in which to notify Immunex that it intends to retain its rights in such product. If Cyanamid elects to retain its rights, the parties will negotiate and develop the terms of a product development agreement governing the ongoing development and commercialization of the retained product. If Cyanamid does not elect to retain its rights, all rights in the product will revert to Immunex without further obligations of any kind to Cyanamid or AHP.

    The right of first refusal (the "ROFR") previously held by Cyanamid that applies to Immunex products and technology was transferred to AHP under the new Research Agreement and amended to address the diversity of technologies and opportunities that may result from Immunex research, as well as the data needed by Wyeth to make a decision regarding exercise of the ROFR. The ROFR was extended to include TNFR and Immunex oncology products. However, a 90-day, rather than 180-day, decision period will apply to these products. At Immunex's request, AHP will review any product prior to completion of Phase I clinical studies to exclude products of no interest to AHP.

    Immunex and AHP entered into a new TNFR License and Development Agreement (the "TNFR Agreement") which restates AHP's exclusive rights to TNFR outside of North America and addresses joint project management, cost sharing, manufacturing responsibilities, intellectual property protection and disposition of rights upon relinquishment or termination of product development.
Previously, AHP's rights in TNFR had been stated in the Research and Development Agreement between Immunex and Cyanamid. This has been terminated and replaced by the new Research Agreement discussed above. Pursuant to the TNFR Agreement, Immunex and AHP have also agreed to negotiate the terms of a manufacturing agreement for the commercial supply of TNFR to AHP.


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 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed with this report:


Exhibit Number   Description
- --------------   -----------
10.1             Research Agreement by and among the Wyeth-Ayerst Research
                 division of American Home Products Corporation, the Lederle
                 Pharmaceutical division of American Cyanamid Company and
                 Immunex Corporation dated as of July 1, 1996.

10.2 TNFR License and Development Agreement by and between the Wyeth-Ayerst Laboratories division of American Home Products Corporation and Immunex Corporation dated as of July 1, 1996.

10.3 Amendment No. 1 to Immunex New Oncology Product License Agreement by and between Immunex Corporation and American Cyanamid Company dated as of July 1, 1996.

99.1 Press release issued on July 17, 1996 with respect to the Research Agreement.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMMUNEX CORPORATION

                                       By:  /s/ Scott G. Hallquist
                                            ----------------------
                                       Name:  Scott G. Hallquist
                                       Title:  Senior Vice President; General
                                               Counsel; Secretary

Dated:  July 24, 1996


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                                     EXHIBIT INDEX

Number   Description
- ------   -----------
10.1 Research Agreement by and among the Wyeth-Ayerst Research division of American Home Products Corporation, the Lederle Pharmaceutical division of American Cyanamid Company and Immunex Corporation dated as of July 1, 1996.

10.2 TNFR License and Development Agreement by and between the Wyeth-Ayerst Laboratories division of American Home Products Corporation and Immunex Corporation dated as of July 1, 1996.

10.3 Amendment No. 1 to Immunex New Oncology Product License Agreement by and between Immunex Corporation and American Cyanamid Company dated as of July 1, 1996.

99.1     Press release issued on July 17, 1996 with respect to the Research
         Agreement.